UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                          DATE OF REPORT: JUNE 25, 2001

                            FIRST SOUTH BANCORP, INC.
                            -------------------------
             (Exact name of registrant as specified in its charter)

           VIRGINIA                                               56-1999749
-------------------------------                              -------------------
(State or other jurisdiction of                                 (IRS Employer
 incorporation or organization)                              Identification No.)

                         COMMISSION FILE NUMBER: 0-22219

             1311 CAROLINA AVENUE, WASHINGTON, NORTH CAROLINA 27889
             ------------------------------------------------------
                    (Address of principal executive offices)
                                   (Zip Code)

                                 (252) 946-4178
                                 --------------
              (Registrant's telephone number, including area code)

INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 5.   OTHER EVENTS.

On June 25, 2001, First South Bancorp, Inc. (the "Company") announced it had completed a previously announced stock repurchase program and adopted a program to repurchase an additional 5% of its issued and outstanding shares of common stock, representing 153,238 shares.

The Company has determined that the repurchase of its outstanding common stock will serve the best interest of the Company and its stockholders by:

o    Increasing per share earnings and book value.
o    Providing an attractive investment for the Company's funds.
o Decreasing the potential diluting effect caused by the future exercise of stock options.

Share repurchases will be made from time to time over a period of not greater that twelve (12) months from the above date of adoption of the repurchase program, and will be effected through open market purchases, unsolicited negotiated transactions, or in such other manner as will comply with applicable law. The program will be dependent upon market conditions and there are no assurances as to the exact number of shares the Company may be able to repurchase.

The shares of common stock acquired pursuant to the repurchase program will be treated as treasury shares on the consolidated statement of financial condition of the Company and will be used for general corporate purposes, including the future exercise of stock option.

Incorporated herein by reference as Exhibit 7(c)(1.) is the press release issued by the Company on June 25, 2001, announcing the above stock repurchase program.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

(c)  Exhibits.

     1.   Press release dated June 25, 2001.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

First South Bancorp, Inc.                            /s/ William L. Wall
-------------------------                            ------------------------
         (Registrant)                                William L. Wall
                                                     Executive Vice President
Date:  June 25, 2001                                 Chief Financial Officer
                                                     Secretary

EXHIBIT 1.     PRESS RELEASE DATED JUNE 25, 2001


First South Bancorp, Inc.

PRESS RELEASE                                      FOR IMMEDIATE RELEASE
                                                   ---------------------
June 25, 2001                                      For More Information Contact:
First South Bancorp, Inc.                          Bill Wall or Tom Vann
                                                   (252) 946-4178

                            FIRST SOUTH BANCORP, INC.
                       ANNOUNCES STOCK REPURCHASE PROGRAM

Washington, North Carolina - First South Bancorp, Inc.  (Nasdaq: FSBK)

First South Bancorp, Inc. (the "Company"), the parent holding company of First South Bank, headquartered in Washington, North Carolina, announces that it has completed a previously announced stock repurchase program, and it has adopted a program to repurchase an additional 5.0% of its issued and outstanding shares of common stock, representing 153,238 shares. The program will be dependent upon market conditions and there is no guarantee as to the exact number of shares that may be repurchased by the Company.

Bill Wall,  Chief  Financial  Officer of the  Company,  stated that the Board of
Directors has authorized this repurchase program, and it is expected to be completed within one year. Repurchased shares will be held as treasury stock and will be used for general corporate purposes, including the future exercise of stock options.

First South Bank operates through its main office located in Washington, North Carolina, with seventeen full service branch offices located in Chocowinity, Elizabeth City, Fayetteville, Greenville, Kinston, Lumberton, New Bern, Rocky Mount, Tarboro and Washington, North Carolina.

(Nasdaq: FSBK)